Exhibit 99.1
FOX FACTORY ANNOUNCES STRATEGIC BOARD REFRESH
Company to Appoint Two New Independent Directors and Form Transformation Committee Focused on Operational Excellence and Margin Improvement
Company Enters into Cooperation Agreement with Engine Capital
DULUTH, Ga., February 9, 2026 (BUSINESS WIRE) -- Fox Factory Holding Corp. (Nasdaq:
FOXF) (“Fox Factory” or the “Company”), a premium brand and a global leader in the design, engineering and manufacturing of performance-defining products and systems for customers worldwide, today announced that following constructive discussions with Engine Capital (“Engine Capital”) regarding opportunities to enhance operational performance and profitability, the Company will be undertaking a strategic board refresh and entered into a cooperation agreement with Engine Capital.
Board Additions
The Company’s board of directors (the “Board”) will appoint two new independent directors, including Alan L. Bazaar, and form a Board-level Transformation Committee (the “Transformation Committee”) to drive operational excellence and improve profitability. Mr. Bazaar is currently CEO and Co-Chief Investment Officer of Hollow Brook Wealth Management LLC and brings extensive public company board experience and expertise in value creation and capital allocation. The second independent director, who will be identified by Engine Capital and approved by the Board, is expected to have operational expertise in manufacturing excellence and margin improvement initiatives.
“We appreciate the constructive dialogue we have had with Engine Capital,” said Mike Dennison, Chief Executive Officer of Fox Factory. “While we are proud of the premium brand portfolio and innovation capabilities we have built, we recognize the significant opportunity to drive stronger operational execution and translate those capabilities into enhanced financial performance. The Board refresh and formation of the Transformation Committee reflect our shared commitment to unlocking the value embedded in our business.”
Arnaud Ajdler, Managing Partner of Engine Capital, said: “We appreciate the Board’s responsiveness and engagement. We believe the appointment of two new directors and the formation of the Transformation Committee reflect a shared commitment to operational excellence. With a sharpened focus on execution and disciplined cost management, the Company is well positioned to drive meaningful and sustainable long-term shareholder value. We look forward to working collaboratively with the Board and management team.”

Transformation Committee
The Board will form a Transformation Committee chartered to provide oversight of management’s execution of operational improvement initiatives targeting enhanced profitability, working capital efficiency, and disciplined capital allocation. The committee will be chaired by Sidney Johnson and will include Sidney, both new directors, and an additional existing independent director.
“The Board has been actively engaged with management on a comprehensive operational review,” continued Mr. Dennison. “The Transformation Committee will ensure oversight and accountability as we execute these initiatives.”
Board Retirements
Ted Waitman and Dudley Mendenhall, the Company’s Chairman, will retire from the Board effective at the Company’s 2026 annual meeting of stockholders.
“I want to personally thank Dudley for his steady leadership as Chairman during a pivotal period in our company’s evolution,” said Mr. Dennison. “His guidance has been instrumental in Fox Factory’s diversification and growth. I also extend deep appreciation to Ted for his many years of dedicated service to the Board. Ted led with humility and genuine concern for the business and our people.”
The cooperation agreement includes customary standstill, voting, committee appointment rights and related provisions and will be filed with the U.S. Securities and Exchange Commission on Form 8-K.
Jefferies LLC is serving as financial advisor to Fox Factory, and Wachtell, Lipton, Rosen & Katz is serving as legal counsel. Olshan Frome Wolosky LLP is acting as legal counsel to Engine Capital.
About Alan L. Bazaar
Alan L. Bazaar is currently the CEO and Co-Chief Investment Officer of wealth management firm Hollow Brook Wealth Management LLC (“Hollow Brook”). Prior to Hollow Brook, Mr. Bazaar spent more than a decade with private investment firm Richard L. Scott Investments, LLC, where he served as Managing Director and Portfolio Manager as well as a co-manager of the public equity portfolio, responsible for all elements of due diligence. Earlier in his career, Mr. Bazaar worked at Arthur Andersen LLP.
Alan currently serves on the board of Orthofix Medical Inc. (NASDAQ: OFIX). Previously, Mr. Bazaar served on the board of directors of Wireless Telecom Group, Inc., a test and measurement solutions provider; PDL BioPharma, a company engaged in development of innovative therapeutics and healthcare technologies; Hudson Global, Inc., a total talent solutions provider; Sparton Corporation, a provider of electromechanical devices; LoJack Corporation, a provider of stolen vehicle recovery and IoT connected car systems; Media Sciences, Inc., a manufacturer and distributor of business color printer supplies and industrial ink applications; NTS, Inc., an independent provider of environmental simulation testing, inspection, and certification services; and Airco Industries, Inc., a privately held manufacturer of aerospace products.

About Fox Factory Holding Corp. (Nasdaq: FOXF)
Fox Factory Holding Corp. is a global leader in the design, engineering, and manufacturing of premium products that deliver championship-level performance for specialty sports and on- and off-road vehicles. Its portfolio of brands, like FOX, Marucci, Method Race Wheels, and more, are fueled by unparalleled innovation that continuously earns the trust of professional athletes and passionate enthusiasts all around the world. The Company is a direct supplier of shocks, suspension, and components to leading powered vehicle and bicycle original equipment manufacturers and offers premium baseball and softball gear and equipment. The Company acquires complementary businesses to integrate engineering and manufacturing expertise to reach beyond its core shock and suspension segment, diversifying its product offerings, and increasing its market potential. It also provides products in the aftermarket through its global network of retailers and distributors and through direct-to-consumer channels.
FOX is a registered trademark of Fox Factory, Inc. NASDAQ Global Select Market is a registered trademark of The NASDAQ OMX Group, Inc. All rights reserved.
Available Information
Fox Factory Holding Corp. announces material information to the public about Fox Factory Holding Corp. through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, webcasts, and the investor relations section of its website (https://investor.ridefox.com/investor-relations/default.aspx) in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release including earnings guidance may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “might,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “could,” “can,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “likely,” “potential”, “remain” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. Such forward-looking statements include, but are not limited to, statements with regard to expectations related to the future performance of FOX; the Company’s expected demand for its products; the Company’s execution on its strategy to improve operating efficiencies; the Company’s expectation regarding its operating results and future growth prospects; the Company’s expected future sales and future adjusted earnings per diluted share; and any other statements in this press release that are not of a historical nature. Many important factors may cause the Company’s actual results, events or circumstances to differ materially from those discussed in any such forward-looking statements, including but not limited to: the Company’s ability to maintain its suppliers for materials, product parts and vehicle chassis without significant supply chain disruptions; the Company’s ability to improve operating and supply chain efficiencies; the Company’s ability to enforce its intellectual property rights; the Company’s future financial performance, including its sales, cost of sales, gross profit or gross margin, operating expenses, ability to generate positive cash flow and ability to maintain profitability; the Company’s ability to adapt its business model to mitigate the impact of certain changes in tax laws, tariffs, and international trade policies, including regulations or orders related to the import and export of industry products; changes in the relative proportion of profit earned in the numerous jurisdictions in which the Company does business and in tax legislation, case law and other authoritative guidance in those jurisdictions; factors which impact the calculation of the weighted average number of diluted shares of common stock outstanding, including the market price of the Company’s common stock, grants of equity-based awards and the vesting schedules of equity-based awards; the Company’s ability to develop new and innovative products in its current end-markets and to leverage its technologies and brand to expand into new categories and end-markets; the spread of highly infectious or contagious diseases, such as COVID-19, causing disruptions in the U.S. and global economy and disrupting the business activities and operations of the Company’s customers, business and operations; the Company’s ability to increase its aftermarket penetration; the Company’s exposure to exchange rate fluctuations; the loss of key customers; our ability to accurately forecast demand for our products; strategic transformation costs; legal and regulatory developments, including the outcome of pending litigation or regulatory or other governmental inquiries, and the impact of changing emissions and other regulations in the various jurisdictions in which our products are produced, used, and/or sold; the cost of compliance with, or liabilities related to, environmental or other governmental regulations or changes in governmental or industry regulatory standards; the possibility that the Company may not be able to accelerate its international growth; the Company’s ability to maintain its premium brand image and high-performance products; the Company’s ability to maintain relationships with the professional athletes and race teams that it sponsors; the possibility that the Company may not be able to selectively add additional dealers and distributors in certain geographic markets; the overall growth of the markets in which the Company competes; the Company’s expectations regarding consumer preferences and its ability to respond to changes in consumer preferences and effectively compete against competitors; changes in demand for performance-defining products as well as the Company’s other products; the Company’s loss of key personnel, management and skilled engineers; the Company’s ability to successfully identify, evaluate and manage potential acquisitions and to benefit from such acquisitions; the Company’s ability to complete any acquisition and/or incorporate any acquired assets into its business; product recalls and product liability claims; the impact of change in China-Taiwan relations on the Company’s business, operations or supply chain, the impact of the Russian invasion of Ukraine or the Israel-Palestine conflict or rising tension in the Middle East on the global economy, energy supplies and raw materials; future economic or market conditions, including the impact of inflation or the U.S. Federal Reserve’s interest rate changes in response thereto; changes in commodity, freight, and tariff costs (including tariff relief or our ability to mitigate tariffs, particularly in light of the policies of the current presidential administration and retaliatory actions in response thereto); our ability to mitigate increasing input costs through pricing or other measures; and the other risks and uncertainties described in “Risk Factors” contained in its Annual Report on Form 10-K for the fiscal year ended January 3, 2025 and filed with the Securities and Exchange Commission on February 28, 2025, or Quarterly Reports on Form 10-Q or otherwise described in the Company’s other filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Contact
Jeff Sonnek
ICR, Inc
jeff.sonnek@icrinc.com